UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2017

Ekso Bionics Holdings, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201

Richmond, California 94804

(Address of principal executive offices, including zip code)

(510) 984-1761

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 22, 2017, Ekso Bionics Holdings, Inc. (the “Company”) filed with the Secretary of State of the State of Nevada a Certificate of Amendment of its Certificate of Incorporation (the “Charter Amendment”) to increase the authorized number of shares of the Company’s common stock from 71,428,571 shares to 141,428,571 shares. The Charter Amendment was approved by the Company’s stockholders at a Special Meeting of Stockholders (the “Special Meeting”) held on December 21, 2017, as described below under Item 5.07.

A copy of the Charter Amendment is attached to this report as Exhibit 3.1.

Item 5.07	Submission of Matter to a Vote of Security Holders

The following provides a summary of votes cast for the proposals on which the stockholders of the Company voted at the Special Meeting:

Proposal 1. Approval of an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of common stock from 71,428,571 shares to 141,428,571 shares.

For	Against	Abstain	Broker Non-Votes
37,714,117	7,761,992	668,592	0

Proposal 2. Approval of an amendment to the Amended and Restated 2014 Equity Incentive Plan to increase the maximum number of shares available for grant from 3,714,285 shares to 4,714,285 shares.

For	Against	Abstain	Broker Non-Votes
25,205,072	2,955,074	356,145	17,628,410

Proposal 3. Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the proposal to amend the Certificate of Incorporation to increase the authorized number of shares of common stock.

For	Against	Abstain	Broker Non-Votes
38,410,089	7,288,278	446,334	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Ekso Bionics Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ Maximilian Scheder-Bieschin
Name:	Maximilian Scheder-Bieschin
Title:	Chief Financial Officer

Dated: December 27, 2017